SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        ANNAPOLIS NATIONAL BANCORP, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                 [INSERT LOGO]

                     180 Admiral Cochrane Drive, Suite 300
                           Annapolis, Maryland 21401
                                 (410) 224-4455

March 20, 1998

Dear Shareholder:

     You are cordially invited and encouraged to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Annapolis National Bancorp, Inc. (the "Company"), the holding company for Annapolis National Bank (the "Bank"), which will be held on April 23, 1998, at 6:00 p.m., Eastern Daylight Savings Time, at the Annapolis Holiday Inn, 210 Holiday Court, Annapolis, Maryland 21401. Cocktails and hors d'oeuvres will be served.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Annapolis National Bancorp, Inc., as well as a representative of Rowles & Company, LLP, the Company's independent auditors, will be present at the Annual Meeting to discuss the Company and the Bank and respond to any questions that our shareholders may have.

     The Board of Directors of Annapolis National Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER CONSIDERED.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMPANY'S COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely yours,

/s/ John W. Marhefka, Jr.
--------------------------
John W. Marhefka, Jr.
Chief Executive Officer

                        ANNAPOLIS NATIONAL BANCORP, INC.
                          ---------------------------
                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 1998
                          ---------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Annapolis National Bancorp, Inc. ("Company") will be held on April 23, 1998, at 6:00 p.m: local time, at the Annapolis Holiday Inn, 210 Holiday Court, Annapolis, Maryland 21401, for the following purposes:

     (1) To elect four directors.

     (2) To approve the selection of Rowles & Company, LLP as independent auditors for the fiscal year ending December 31, 1998; and

     (3) To transact any other business that may properly come before the meeting, and any adjournments thereof, including whether or not to adjourn the meeting.

     Only those holders of record of Common Stock as of the close of business on March 12, 1998, (the "Record Date") are entitled to notice of and to vote at the 1998 Annual Meeting of Stockholders and any adjournments or postponements thereof.

     Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may withdraw your proxy at the meeting should you be present and desire to vote your shares in person. All shareholders are cordially invited to attend.

                                          By Order of the Board of Directors

                                          /s/ Lori J. Mueller
                                          ---------------------
                                          LORI J. MUELLER
                                          Secretary

Annapolis, Maryland
March 20, 1998

                        ANNAPOLIS NATIONAL BANCORP, INC.
                          ---------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1998
                          ---------------------------

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being mailed on or about March 20, 1998, to the stockholders of Annapolis National Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held on April 23, 1998, at 6:00 p.m. local time, and at any adjournments or postponements thereof, at the Annapolis Holdiay Inn, 210 Holiday Court, Annapolis, Maryland 21401.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL AND RATIFICATION OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

     Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by Annapolis National Bank (the "Bank"). Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, the Bank, without compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and the Bank will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders are entitled to one vote for each share of common stock, par value $.01 per share (the "Common Stock") registered in their names on the stock transfer books of the Company at the close of business on March 12, 1998, the record date fixed by the Board of Directors. At March 12, 1998, the Company had outstanding 2,312,306 shares of Common Stock entitled to vote at the Annual Meeting.

     As to the election of a director, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

     As to the ratification of Rowles & Company, LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies marked "ABSTAIN" as to that matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of March 12, 1998, the Record Date, by each of the Company's and Bank's directors and nominees and by each person known by the Company to own beneficially more than 5% of the Company's voting securities, and by the officers and directors of the Company as a group, including the number of shares beneficially owned by, and percentage ownership of each such person as of that date. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Securities Exchange Act of 1934, as amended, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                                           NUMBER OF       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                    SHARES OWNED(1)      CLASS
------------------------------------                                                    ---------------    ----------
Ronald E. Gardner....................................................................         25,000           1.07%
1405 Goldenrain Drive
Crofton, Md. 21114

Stanley H. Katsef....................................................................         29,150           1.25%
2703 Coriander Place
Edgewater, Md. 21037

Stanley J. Klos, Jr..................................................................         20,000           0.86%
76 Chautaugua Road
Arnold, Md. 21012

Lawrence E. Lerner...................................................................        881,453          37.85%
2711 Washington Avenue
Chevy Chase, Md. 20815

Richard M. Lerner....................................................................        100,000           4.29%
5447 Grove Ridge Way
Rockville, Md. 20852

Dimitri P. Mallios...................................................................         12,000           0.52%
3204 Ellicott Street, N.W.
Washington, D.C. 20008

John W. Marhefka, Jr. (2)............................................................         74,290           3.19%
1905 White Heron Road
Annapolis, Md. 21401

Albert Phillips......................................................................         18,500           0.79%
118 Riverside Drive
Cambridge, Md. 21613

Lawrence W. Schwartz.................................................................         18,566           0.80%
10854 Country Pond Lane
Oakton, Va. 22124
Officers and directors as a group (14)...............................................      1,189,292          51.07%

---------------

(1) Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power" which includes the power to vote or direct the voting of such security, or "investment power" which includes the power to dispose or to direct the disposition of such security. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities in which he has no beneficial interest. For instance, beneficial ownership may include spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations, or deferred compensation plans which are affiliated with the principal. Unless otherwise indicated by footnote, each individual has sole voting and dispositive powers to all shares indicated.

(2) Includes options to purchase 10,000 and 6,600 shares of Company Common Stock which are currently exercisable at an exercise price of $5.00 per share and $10.38 per share, respectively, and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of nine (9) directors. The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board shall permit, with directors of each class being elected for three-year terms at each Annual Meeting. The terms of three directors of the Company will expire at the time of the Annual Meeting of Stockholders. The positions of these three directors are to be filled at the Annual Meeting of Stockholders. Therefore, three incumbent directors have been nominated to be elected to hold office until the 2001 Annual Meeting of Stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal. The nominees are Stanley J. Klos, Jr., Richard M. Lerner and John W. Marhefka, Jr.

     At a Board of Directors' meeting on April 25, 1997, pursuant to authority contained under the Company's Articles of Incorporation and Bylaws, the directors elected Stanley H. Katsef to the Board. Consistent with the laws of the State of Maryland, Mr. Katsef will stand for election by the stockholders at this Annual Meeting of Stockholders. Mr. Katsef has been nominated to be elected and hold office as members of the class of directors whose terms are expected to expire at the 2000 Annual Meeting of Stockholders or until his respective successor is elected and qualified or until his earlier resignation or removal.

     The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all four nominees listed in the following table. In order to be elected, a majority of the shares voted must be voted FOR the election of each nominee. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION CONCERNING NOMINEES

     The following table sets forth information as of the Record Date concerning persons nominated by the Board of Directors for election as directors of the Company to serve until the 2001 Annual Meeting of Stockholders or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

NOMINEES

NAME OF DIRECTORS                          AGE, PRINCIPAL OCCUPATION, POSITION WITH THE COMPANY AND THE BANK
-----------------                     ---------------------------------------------------------------------------

Stanley J. Klos, Jr.................  Mr. Klos, age 46, has been a practicing attorney in Anne Arundel and Prince
                                      George's Counties since 1977. He is currently a principal of the Annapolis law firm of Klos & Selle, P.A. He is a member of the Maryland, District of
                                      Columbia, Anne Arundel County, and Prince George's County Bar Associations.
                                      He has been a Director of the Company and the Bank since April 1997. Mr.
                                      Klos is active in community affairs and serves on the Boards of Directors of Leadership Anne Arundel, the American Heart Association Anne Arundel
                                      County Chapter and the Anne Arundel County YMCA.

Richard M. Lerner...................  Mr. Lerner, age 38, has been President of White Flint Builders, Inc. since
                                      1984. White Flint Builders, Inc. is located in Bethesda, Maryland and is engaged in high-end residential development and construction. He has been a
                                      Director of the Company and the Bank since their inception. Richard Lerner is the son of Lawrence E. Lerner, a Director of the Company and the Bank.

John W. Marhefka, Jr................  Mr. Marhefka, age 43, was appointed Chief Executive Officer and Vice
                                      President of the Company and President and Chief Executive Officer of the
                                      Bank on February 21, 1997. He has held high level positions in the Maryland financial institution industry since 1978. Most recently, he was a founder of Annapolis Bancshares, Inc. and Bank of Annapolis in 1988. As President
                                      and Chief Executive Officer of those companies, he led them through more than seven years of earnings and asset growth before they merged with Sandy
                                      Spring Bancorp, Inc. in 1996. Mr. Marhefka also served as Chairman of the
                                      Board of both companies from 1988 to 1992. He is active in community affairs and serves on the Board of Directors of Leadership Anne Arundel.

     The following table sets forth information as of the Record Date concerning the person elected as a director of the Company by the Board of Directors subsequent to the 1997 Annual Meeting of Stockholders. This person has been nominated by the Board of Directors for election as members of the class of directors of the Company whose terms are expected to expire at the 2000 Annual Meeting of Stockholders or until their successors have been elected and qualified or until their earlier resignation or removal.

NAME OF NOMINEE                            AGE, PRINCIPAL OCCUPATION, POSITION WITH THE COMPANY AND THE BANK
---------------                       ---------------------------------------------------------------------------
Stanley H. Katsef...................  Mr. Katsef, age 53, became a Director and Vice Chairman of the Board of the
                                      Company and the Bank in April 1997. He was previously a founding Director of Annapolis Bancshares, Inc. and Bank of Annapolis in 1988, where he served as Chairman of the Board and a full-time employee of both companies from 1992 to 1996. Mr. Katsef was the owner of Katsef Sales, Inc., an
                                      Annapolis based distributor of janitorial supply products until July 1,
                                      1990.

INFORMATION CONCERNING CONTINUING DIRECTORS

     The following table sets forth information as of the Record Date concerning directors of the Company whose terms of office will continue after the 1998 Annual Meeting of Stockholders. As indicated, some directors will serve until the 1999 Annual Meeting of Stockholders, and other directors will serve until the 2000 Annual Meeting of Stockholders. Except as indicated, the directors have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

DIRECTORS SERVING UNTIL 1999

NAME OF DIRECTORS                          AGE, PRINCIPAL OCCUPATION, POSITION WITH THE COMPANY AND THE BANK
-----------------                     ---------------------------------------------------------------------------
Ronald E. Gardner...................  Mr. Gardner, age 44, was an owner, Director and Vice President of E.L.
                                      Gardner, Inc. from 1969 to 1996, at which time he sold his interest in the company and resigned. He was responsible for day to day operations of E.L.
                                      Gardner, Inc., which is a producer of ready mix concrete in Anne Arundel
                                      County. He has been a Director of the Company and the Bank since April
                                      1997. Mr. Gardner is also an Officer and Director of Arundel Management
                                      Corporation located in Annapolis, Maryland, a real estate and management company and President and principal owner of Washington Street Pub located in Easton, Maryland.
Lawrence E. Lerner..................  Mr. Lerner, age 65 has been active in real estate development in the
                                      Washington, D.C. metropolitan area for 30 years. He has been involved in the development and construction of two regional shopping centers, several other commercial developments, and more than 2,800 apartment units. Mr.
                                      Lerner manages his real estate investments, comprised of various partnership interests in entities which own real estate. He has been a
                                      Director of the Company and the Bank since their inception. Mr. Lerner is the father of Richard M. Lerner, a Director of the Company and Bank.

NAME OF DIRECTORS                          AGE, PRINCIPAL OCCUPATION, POSITION WITH THE COMPANY AND THE BANK
-----------------                     ---------------------------------------------------------------------------
Lawrence W. Schwartz................  Mr. Schwartz, age 43, is a certified public accountant who has operated CPA firms since 1984 and is currently Managing Partner of Schwartz, Albert &
                                      Company, Chartered, a CPA firm based in Bethesda, Maryland. Additionally, he was Executive Vice President and Chief Financial Officer of Federal
                                      Supply Contracts Group, Inc., a reseller of furniture to the government, from 1993 to 1995. Mr. Schwartz has been a Director of the Company since
                                      April 1997 and a Director of the Bank since its inception.

DIRECTORS SERVING UNTIL 2000

Dimitri P. Mallios..................  Mr. Mallios, age 65, is an attorney who has practiced law since 1960, and is a member of the Bars of the State of Maryland and the District of
                                      Columbia. He is presently a senior partner of the law firm of Margolius,
                                      Mallios, Davis, Rider & Tomar, located in Washington, D.C. Mr. Mallios has been a Director of the Company and the Bank since their inception.

Albert Phillips.....................  Mr. Phillips, age 71, has been the Chairman of the Board of The Phillips
                                      Corporation, a manufacturer and supplier of manufacturing technology products headquartered in Columbia, Maryland since 1963. He has been a
                                      Director of the Company and the Bank since their inception. Mr. Phillips serves as Chairman of the Board of the Company and the Bank as well as
                                      President of the Company.

COMMITTEES

     The Company and the Bank have standing Audit, Compensation, Executive, Facilities and Nominating Committees of the Board of Directors. The members of each of the named committees serve at the discretion of the Board of Directors.

     The Audit Committee consists of Messrs. Gardner, Katsef, and Schwartz and reviews and reports to the Board of Directors on examinations of the Bank and its subsidiaries by regulatory authorities, recommends independent accountants for appointment by the Boards of the Company and the Bank, reviews the scope of the work of the independent accountants and their reports, and reviews the activities and actions of the Bank's internal auditors. The Audit Committee met one time during 1997.

     The Compensation Committee, formed on April 25, 1997, consists of Messrs. Gardner, Klos, R. Lerner and Mallios, and Mr. Marhefka as a non-voting member, and reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensatory plans and arrangements. The Compensation Committee met three times during 1997.

     The Executive Committee consists of Messrs. Katsef, L. Lerner, R. Lerner, Mallios, Marhefka, Phillips, Schwartz and Klos (alternate) and considers new loan applications which are in excess of the limits granted by the Board of Directors to the Officers Loan Committee. The Executive Committee met twenty three (23) times during 1997.

     The Facilities Committee, formed on November 20, 1997, consists of Messrs. Gardner, Katsef, R. Lerner and Marhefka and advises the Board on matters concerning branching, facilities, and relocations. The Facilities Committee did not meet during 1997.

     The Nominating Committee, consisting of the full Board of Directors, nominates persons for election to the Board of Directors of the Company and the Bank. The Nominating Committee will consider shareholder recommendations submitted to it in writing in care of the Company. The Nominating Committee met one time during 1997.

DIRECTORS' COMPENSATION

     The Board of Directors of the Company and the Bank held twelve (12) meetings during 1997. All of the directors of the Company with the exception of Director Lawrence E. Lerner attended at least 75% of the total number of the board meetings held and committee meetings of which such director served during 1997. The Company pays no board or committee fees. Members of the Bank's Executive Committee received a fee of $400 per month during 1997. The Bank paid no other board or committee fees during 1997. Directors of the Bank began receiving fees for each board and committee meeting attended in 1998 in the amount of $200 per Board of Directors meeting, $150 per Executive Committee meeting, and $100 per other committee meeting. Mr. Marhefka and Mr. Katsef, receive no fees for attendance at board or committee meetings.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or allocated to the Chief Executive Officer for services rendered to the Company and the Bank in all capacities during the years ended December 31, 1995, 1996 and 1997. No other executive officers of the Company or the Bank received total salary and bonus in excess of $100,000 in 1995, 1996 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                         ---------------------------------
                                              ANNUAL COMPENSATION                AWARDS            PAYOUTS
                                          ----------------------------   -----------------------   -------
                                                                OTHER                 SECURITIES                ALL
                                                               ANNUAL    RESTRICTED   UNDERLYING               OTHER
                                                               COMPEN-     STOCK       OPTIONS/     LTIP      COMPEN-
                                           SALARY     BONUS    SATION      AWARDS        SARS      PAYOUTS    SATION
              NAME                 YEAR     ($)        ($)     ($)(3)       ($)          (#)         ($)        ($)
---------------------------------  -----  --------   -------   -------   ----------   ----------   -------   ---------
John W. Marhefka, Jr. (1)........   1997  $113,715   $16,979   $3,551     $     --      16,600     $   --     $    --
Richard J. Morgan (2)............   1997    72,302        --       --           --          --         --       1,827(4)
                                    1996   105,000        --       --           --          --         --       2,307(4)
                                    1995    93,720    30,000       --           --          --         --          --

---------------

(1) Mr. Marhefka became Chief Executive Officer and Vice President of the Company and President and Chief Executive Officer of the Bank on February 21, 1997.

(2) Mr. Morgan resigned from his position of Chief Executive Officer and Vice President of the Company and President and Chief Executive Officer of the Bank effective February 20, 1997.

(3) Represents the personal use of a Company automobile.

(4) Represents amounts contributed to Mr. Morgan by the Bank's 401(k) Plan for 1997 and 1996.

    For 1997, 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years; (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts in stock.

EMPLOYMENT AGREEMENT

     On February 21, 1997, the Bank and Mr. Marhefka entered into a five year employment agreement (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Marhefka receives a base salary of $132,500 per year, and such base salary increases on each anniversary of the Employment Agreement by an amount determined by multiplying the then base salary by the annual percentage increase of the most recently released Consumer Price Index for Urban Consumers. Additionally, the Bank provides and maintains an automobile for Mr. Marhefka's use.

     Pursuant to the Employment Agreement, on April 25, 1997, Mr. Marhefka was granted incentive stock options to purchase 10,000 shares of Company Common Stock at an exercise price of $5.00 per share. In addition, Mr. Marhefka will have an opportunity to be granted additional options at the close of each calendar year during the term of the Employment Agreement (the "Annual Options"). The exercise price of the Annual Options will be granted at not less than the fair market value of the Company's Common Stock at the close of the calendar year and the number of Annual Options will be determined as a function of the Company's return on average equity ("ROE") for the calendar year. Should the Company's ROE for the calendar year be calculated greater than the specified target, the amount of Annual Options to be granted will be 1,000 plus 10 additional options for each 0.01% by which the Company's ROE exceeds the specified target for that calendar year.

     Pursuant to the Employment Agreement, the Bank may pay a bonus to Mr. Marhefka following the close of each calendar year during the term of the Employment Agreement (the "Annual Bonus"). The amount of each Annual Bonus will be calculated as 5% of the amount by which the Company's ROE exceeds the specified target during that calendar year.

     No Annual Options or Annual Bonus will be paid for any calendar year in which (i) the Company's ROE is less than the specified target during that year, or (ii) the amount of the Bank's non-performing assets, as defined in the Employment Agreement, exceeds 0.75% of its total assets at the end of the calendar year just completed, or (iii) the amount of the Bank's allowance for loan losses is less than 150% of its non-accrual loans after deducting any portion thereof which are government guaranteed.

     Pursuant to the Employment Agreement, the Bank has reimbursed State Capital Bancorp, Inc. $50,000 in expenses related to a public offering of State Capital Bancorp, Inc. which was abandoned by Mr. Marhefka in order to accept employment with the Bank. Mr. Marhefka was the sole stockholder of State Capital Bancorp, Inc.

     The Employment Agreement may be terminated by either party with or without "cause". The Employment Agreement provides that, except in certain circumstances, if Mr. Marhefka terminates the Employment Agreement by voluntary resignation, or his employment is terminated without cause, Mr. Marhefka will not, without the Bank's written consent, participate or be connected with any competing institution that has offices or does business in Anne Arundel County, Maryland for the remaining term of the Employment Agreement, not to exceed one year in the case of resignation, or eight months if employment is terminated without cause. The Employment Agreement further provides that if the Bank terminates the Employment Agreement for any reason, other than for "cause" or due to Mr. Marhefka's death, disability or resignation, Mr. Marhefka will be paid an amount equal to his base salary for the twelve months immediately preceding termination of the Employment Agreement. Notwithstanding the above, in the event of a "change in control" of the Companies (as defined in the Employment Agreement), Mr. Marhefka will have the option within six months of the "change in control" to continue under the terms of the Employment Agreement with the consent of the Bank, enter into a new employment agreement with the Bank, on mutually agreeable terms, or receive a payment equal to one and one-half (1.5) times the base salary and bonus earned during the preceding twelve month period. The Employment Agreement does not provide benefits to Mr. Marhefka in the event of his death or disability, his discharge by the Companies for "cause," or his resignation.

STOCK OPTION PLAN

     The Company maintains an Employee Stock Option Plan (the "Option Plan") as an inducement to attract, retain, and motivate qualified officers. The option plan provides for discretionary awards of up to an aggregate of 100,000 options to purchase Company Common Stock to officers and key employees of the Bank as determined by a committee of disinterested directors at the fair market value of the Common Stock on the date of grant. The Option Plan is not qualified under
Section 401(a) of the Internal Revenue Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Option Plan was approved by the Company's stockholders on April 25, 1997, therefore, no grants were made in 1996. During 1997 the Company granted Mr. Marhefka options to purchase 10,000 shares and 6,600 shares of Company Common Stock at an exercise price of $5.00 and $10.38 per share respectively. Additionally, during 1997, the Company granted to other officers options to purchase an aggregate of 54,000 shares of Company Common Stock at exercise prices ranging from $6.00 to $9.88 per share. These options are subject to a vesting schedule and will become exercisable in five equal annual installments beginning one year from the date of grant. The Company intends to grant additional options to certain key Bank employees in the future, however, the timing and amount of such grants has yet to be determined. All such options will be granted at not less than the fair market value of the Common Stock at the time of the grant.

STOCK OPTION GRANTS

     The following table lists all grants of options under the Stock Option Plan to the Named Executive Officers for 1997.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                NUMBER OF       % OF TOTAL
                                                                SECURITIES     OPTION/SARS      EXERCISE
                                                                UNDERLYING      GRANTED TO         OR
                                                               OPTIONS/SARS    EMPLOYEES IN    BASE PRICE    EXPIRATION
NAME                                                              GRANTED       FISCAL YEAR       ($/SH)       DATE(1)
----                                                           ------------    ------------    ----------    ----------
John W. Marhefka, Jr........................................      10,000           14.2%         $ 5.00        2/21/07
                                                                   6,600            9.4%         $10.38       12/31/07

---------------

(1) The option term is 10 years.

STOCK OPTION EXERCISES AND HOLDINGS

     There were no stock options exercised during 1997. The following table reflects the number of shares covered by all remaining unexercised stock options which were exercisable as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the difference between the exercise price of any such remaining unexercised options and the year-end market price of the Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE

                                              NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS/SARS
                                          OPTIONS/SARS AT FY-END(#)(1)                AT FY-END($)(2)
                                      ------------------------------------  ------------------------------------
NAME                                        EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE
----                                  ------------------------------------  ------------------------------------
John W. Marhefka, Jr................                16,600/0                             $55,792/0

---------------

(1) 10,000 options have an exercise price of $5.00 per share and 6,600 options have an exercise price of $10.38 and are immediately exercisable. The options will expire on February 21, 2007 and December 31, 2007 respectively, ten (10) years from the date of grant.

(2) Based on market value of the underlying stock at fiscal year-end minus the exercise price. The closing price of the Common Stock on December 31, 1997 was $10.50.

OTHER COMPENSATION PLANS

     Executive officers participate in the Bank's qualified 401K retirement plan on the same terms as non-executive employees who meet the applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans. In addition, all full-time employees are covered as a group for comprehensive hospitalization, including major medical, long-term disability and dismemberment insurance and group term life insurance. Additionally, executive officers of the Bank participate in incentive compensation plans based on the accomplishment of specific performance goals as established by the Compensation Committee.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank grants loans to directors and officers in the normal course of business. The Bank has adopted a policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

     In June 1990, Mr. Lawrence E. Lerner, a director of the Company and Bank, made a $3.2 million unsecured loan to the Company which accrued interest at a rate of the Bank's prime rate less 2.0%. In December 1994, 907,143 shares of Company Common Stock were issued to Mr. Lerner in exchange for retirement of the principal portion of the debt. A new note was issued to Mr. Lerner in the amount of $848,000 to cover the accrued interest portion of the loan that remained outstanding, which note accrued interest at the WSJ prime rate plus 1.0%. The Company repayed the debt owed to Mr. Lerner in full using a portion of the proceeds from its initial public offering which closed on September 30, 1997.

                    PROPOSAL 2. TO APPROVE THE SELECTION OF
                     INDEPENDENT AUDITORS FOR THE YEAR 1998

     The Board of Directors of the Company has appointed the firm of Rowles & Company LLP, certified public accountants, as independent auditors for the Company for the year 1998, subject to the approval of the stockholders. Rowles & Company LLP, which has served as independent auditors for the Company and the Bank since April 25, 1997, has advised the Company that neither the firm nor any of its partners or associates has any direct financial interest in or any connection with the Company or any of its subsidiaries other than as independent auditors. Representatives of Rowles & Company LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     For the year ended December 31, 1996 the Company's financial statements were audited by C.W. Amos & Company. C.W. Amos & Company was replaced on April 25, 1997 and Rowles & Company, LLP was engaged and continues as the independent auditors of the Company. The decision to change auditors was approved by the Board of Directors of the Company and Bank. The financial statements of the Company and its subsidiaries as of December 31, 1996 and for each of the two years in the period ended December 31, 1996 were audited by C.W. Amos & Company.

     For the two year period ended December 31, 1996 and up to the date of replacement of C.W. Amos & Company, there were no disagreements with C.W. Amos & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, not resolved to the satisfaction of C.W. Amos & Company, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent auditors' report on the financial statements for the year ended December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ROWLES & COMPANY LLP AS ITS INDEPENDENT AUDITORS TO THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS -- 1999 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at the 1999 Annual Meeting of the Company must be received by the Company at 180 Admiral Cochrane Drive, Suite 300, Annapolis, Maryland 21401 prior to November 21, 1998, to be eligible for inclusion in the proxy statement and form of proxy. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of the Company by Certified Mail-Return Receipt Requested. Any such proposal will be subject to 17 C.F.R. (section mark)240.14a-8 of the Rules and Regulations under the Exchange Act.

                                 ANNUAL REPORTS

     THE COMPANY'S 1997 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. COPIES OF THE REPORTS MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY, 180 ADMIRAL COCHRANE DRIVE, SUITE 300, ANNAPOLIS, MARYLAND 21401, AND WILL BE AVAILABLE AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                          /s/ Lori J. Mueller
                                          ----------------------
                                          LORI J. MUELLER
                                          Secretary

Annapolis, Maryland
March 20, 1998

                                                                                                                  ___
[X] PLEASE MARK VOTES            REVOCABLE PROXY                                                                     |
    AS IN THIS EXAMPLE    ANNAPOLIS NATIONAL BANCORP, INC.
                                                                                                       With-  For All
                                                                                                For    hold    Except
    ANNUAL MEETING OF SHAREHOLDERS                              1. ELECTION AS DIRECTORS, to    [ ]     [ ]     [ ]
           APRIL 23, 1998                                          elect four (4) nominees as
                                                                   directors listed below (except
  The undersigned hereby appoints the                              as marked to the contrary below)
  official Proxy Committee of the Board
  of Directors of Annapolis National                               Stanley J. Klos, Jr., Richard M.
  Bancorp, Inc. with full powers of                                Lerner, John W. Marhefka, Jr. and
  substitution, as attorneys and proxies                           Stanley H. Katsef
  for the undersigned, to vote all shares
  of common stock of Annapolis National                            INSTRUCTION: To withhold authority to vote for any
  Bancorp, Inc. which the undersigned is                           individual nominee, mark "Except" and write that
  entitled to vote at the Annual Meeting                           nominee's name in the space provided below.
  of Shareholders, to be held at the                               ___________________________________________________
  Annapolis Holiday Inn, 210 Holiday Court,
  Annapolis, Maryland 21401 on Thursday,
  April 23, 1998, at 6:00 p.m., Eastern                                                         For  Against  Abstain
  Daylight Savings Time, and at any and                         2. To approve the selection of  [ ]    [ ]      [ ]
  all adjournments thereof, as indicated                           Rowles & Company, LLP as
  to the right:                                                    independent auditors for the
                                                                   fiscal year ending December 31,
                                                                   1998;

                                                                   The Board of Directors recommends a vote "FOR" the
                                                                above proposals.

                                                                   THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED
                                                                AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
                                                                PROXY WILL BE VOTED FOR THE PROPOSAL STATED, IF ANY OTHER
                                              -----------       BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE
  Please be sure to sign and date             | Date    |       VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
    this Proxy in the box below.              |         |       AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
---------------------------------------------------------       OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
                                                        |
                                                        |       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                                        |
--Stockholder sign above--Co-holder (if any) sign above--
+                                                                                                                        +
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         (up arrow) Detach above card, sign, date and mail in postage paid envelope provided. (up arrow)

                                           ANNAPOLIS NATIONAL BANCORP, INC.

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    Should the above signed be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
    The above signed acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of the Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders, and an Annual Report to
  Shareholders.
    Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If share are held jointly, only one signature is required but each holder should sign, if possible.

                                                  PLEASE ACT PROMPTLY
                                        SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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